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Exhibit 10.58

AMENDMENT NO. 1 TO
AMENDED AND RESTATED
LOAN AND STOCK PLEDGE AGREEMENT

        This amendment to the Amended and Restated Loan and Stock Purchase Agreement (the "Agreement") is entered into this 9th day of April, 2002, by and among Bionutrics, Inc., a Nevada corporation ("Borrower"), HealthSTAR Holdings, LLC, ("Holdings"), Ropart Investments, LLC, Xiagen Ltd., Ronald H. Lane, William McCormick, Fred Rentschler, William J. Rittger (collectively, "Lenders"), and William McCormick, as agent for Lenders ("Agent").

        A.    Borrow, Lenders, and Agent wish to amend the Agreement.

        NOW, THEREFORE, the parties, intending to be legally bound, hereby agree as follows:

        1.    Definition. Unless otherwise set forth herein, all capitalized terms have the meanings specified to them in the Agreement.

        2.    Amount of Loan. Section 1 is amended and restated in its entirety as follows:

    1.    Loan. Lenders hereby severally and not jointly agree to make at their discretion the Loan to Borrower. Borrower shall execute the Second Amended and Restated Consolidated Multiple Advance Non-Revolving Note, of even date herewith, in the maximum principal amount of Seven Hundred Thirty Three Thousand Dollars ($733,000) in favor of Agent, for the ratable (or as agreed upon) benefit of Lenders except for Holdings and in the maximum principal amount of Four Hundred Twenty One Thousand Five Hundred Dollars ($421,500) in favor of Agent for the benefit of Holdings (the "Note"). In the event Holdings does not advance the maximum amount of Four Hundred Twenty One Thousand Five Hundred Dollars ($421,500), the other Lenders may make such advance so long as the maximum principal amount under the Loan does not exceed One Million One Hundred Fifty Four Thousand Five Hundred Dollars ($1,154,500).

        3.    Holdings. Section 7 is amended and restated in its entirety as follows:

    7.    Commitment of Holdings. Holdings advances under the Loan to Borrower shall be limited to Four Hundred Twenty One Thousand Five Hundred Dollars ($421,500), including amounts advanced to date. Holdings shall determine at its discretion when and if to advance the remaining Seventy Thousand Five Hundred Dollars ($70,500) it is committed to advance under the Loan.

        4.    All Other Terms. All other terms of the Agreement shall remain in full force and effect.

        5.    Counterparts. This Agreement may be executed in any number of counterparts, each of which will be deemed to be an original as against any party whose signature appears thereon, and all of which will together constitute one and the same instrument.

        IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

"Borrower"

BIONUTRICS, INC., a Nevada corporation

By:	/s/ RONALD H. LANE
Name:	Ronald H. Lane
Title:	President

Address of Borrower: 2425 East Camelback Road, Suite 650 Phoenix, AZ 85016 Attention: Ronald H. Lane

"Agent"

William McCormick

/s/ WILLIAM MCCORMICK

Address of Agent: c/o Inverness 660 Steamboat Road Greenwich, CT 06830

"Lenders"

HEALTHSTAR HOLDINGS LLC, as a Lender

By:	/s/ JERRY BRAGER
Name:	Jerry Brager
Title:	Managing Member

Address of HealthSTAR Holdings LLC: 100 Woodbridge Center Drive, Suite 202 Woodbridge, NJ 07095

Ronald H. Lane, as a Lender

/s/ RONALD H. LANE

Address of Ronald H. Lane: 2425 E. Camelback Road Suite 650 Phoenix, AZ 85016

William McCormick, as a Lender

/s/ WILLIAM M. MCCORMICK

Address of William McCormick: c/o Inverness 660 Steamboat Road Greenwich, CT 06830

Xiagen Ltd., as a Lender

By:	/s/ WILLIAM M. MCCORMICK
Name:	William M. McCormick
Title:	President/Chairman

Address of Xiagen Ltd.: c/o Inverness 660 Steamboat Road Greenwich, CT 06830

Ropart Investments, LLC, as a Lender

By:	/s/ TODD A. GOERGEN
Name:	Todd A. Goergen
Title:	Managing Member

Address of Ropart Investments LLC: One East Weaver Street Greenwich, CT 06831

Frederick B. Rentschler, as a Lender

/s/ FREDERICK B. RENTSCHLER

Address of Frederick B. Rentschler: P.O. Box 4710 Cave Creek, AZ 85327

William J. Ritger, as a Lender

/s/ WILLIAM J. RITGER

Address of William J. Ritger 623 Ocean Ave. Sea Girt, NJ 08750

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Exhibit 10.58
AMENDMENT NO. 1 TO AMENDED AND RESTATED LOAN AND STOCK PLEDGE AGREEMENT